Rule 497(e)
                                      Registration Nos. 333-176976 and 811-22245


                      FIRST TRUST EXCHANGE-TRADED FUND III

                FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF
           FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF
                   FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF
                 (each, a "Fund" and, collectively the "Funds")

          SUPPLEMENT TO THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION
                             DATED APRIL 14, 2016,
                   AS PREVIOUSLY SUPPLEMENTED ON JULY 1, 2016


                            DATED DECEMBER 15, 2016


       1. Notwithstanding anything to the contrary in the Funds' Statement of Additional Information, the paragraph entitled "Creation and Redemption of Creation Unit Aggregations--Creation Transaction Fee" is deleted in its entirety and replaced with the following:

            Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the "Creation Transaction Fee") that is currently $2,000 for the First Trust RiverFront Dynamic Asia Pacific ETF, $4,100 for the First Trust RiverFront Dynamic Europe ETF and $6,200 for the First Trust RiverFront Dynamic Developed International ETF. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Funds' portfolio and the countries in which the transactions are settled. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

       2. Notwithstanding anything to the contrary in the Funds' Statement of Additional Information, the paragraph entitled "Creation and Redemption of Creation Unit Aggregations--Redemption Transaction Fee" is deleted in its entirety and replaced with the following:

            Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the "Redemption Transaction Fee") that is currently $2,000 for the First Trust RiverFront Dynamic Asia Pacific ETF, $4,100 for the First Trust RiverFront Dynamic Europe ETF and $6,200 for the First Trust RiverFront Dynamic Developed International ETF. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in a Fund's portfolio and the countries in which the transactions are settled. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order and may also be assessed an amount to cover other costs including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to such securities. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may also be assessed an amount to cover the cost of such services.


PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S STATEMENT OF ADDITIONAL INFORMATION
                              FOR FUTURE REFERENCE